________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 28, 2005

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127620	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2005-8F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-127620) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $950,775,582 aggregate principal amount of the Class 1A-1, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 2A-5, Class 2A-6, Class 2A-7, Class 2A-8, Class 3A-1, Class 3A-2, Class 3A-3, Class 3A-4, Class 3A-5, Class 3A-6, Class 3A-7, Class  4A-1, Class  5A-1, Class  5A-2, Class 6A-1, Class 7A-1, Class A-P, Class A-X, Class B-1, Class B-2 and  Class B-3 Certificates (the “Publicly Offered Certificates”) on October 28, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 29, 2005, as supplemented by the Prospectus Supplement dated October 25, 2005, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of October 1, 2005, among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, National Association, as securities administrator, a custodian and master servicer, Wells Fargo Bank, N.A., as custodian, and Wachovia Bank, National Association, as Trustee, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, October 2005 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5, Class B6, Class X, Class C,  Class R1 and Class R2 Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans with an aggregate outstanding principal balance of approximately $957,479,841 as of October 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.5.1

Master Servicing and Trust Agreement, dated as of October 1, 2005, among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, National Association, as securities administrator, a custodian and master servicer, Wells Fargo Bank, N.A., as a custodian, and Wachovia Bank, National Association, as Trustee

4.5.2

Standard Terms to Master Servicing and Trust Agreement (October 2005 Edition)

4.6

Form of Publicly Offered Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:      /s/ Greg A. Finck

      Name: Greg A. Finck

      Title: Managing Director

Dated:  October 28, 2005

EXHIBIT INDEX

Exhibit No.	Description	Page No.

4.5.1

Master Servicing and Trust Agreement, dated as of October 1, 2005, among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, National Association, as securities administrator, a custodian and master servicer, Wells Fargo Bank, N.A., as a custodian, and Wachovia Bank, National Association, as Trustee

4.5.2	Standard Terms to Master Servicing and Trust Agreement (October 2005 Edition)

4.6	Form of Publicly Offered Certificate